EXHIBIT 10.2

                      Receipt and Acknowledgment

                                               September 11, 1997

     The undersigned, Dr. Ray R. Irani ("Dr. Irani"),
Chairman and Chief Executive Officer of Occidental Petroleum
Corporation ("OPC"),

     (a)   hereby acknowledges receipt of a payment (the
"Payment") from OPC in the amount of Ninety-Five Million
Dollars ($95,000,000); and

     (b) in consideration of the Payment, hereby agrees that effective as of the date hereof:

          (i) that certain Employment Agreement entered into as of November 16, 1991 by and between OPC and Dr. Irani (the "1991 Employment Agreement"), has been amended and, as amended, restated by that certain Employment Agreement entered into as of September 11, 1997 by and between OPC and Dr. Irani (the "1997 Amended Employment Agreement"); and

          (ii) his rights and entitlements respecting his employment are defined by and pursuant to the 1997 Amended
Employment Agreement.

     Dr. Irani shall take all action necessary to that certain separate grantor ("Rabbi") trust maintained by OPC and administered by Wells Fargo Bank, known as the "Occidental Petroleum Grantor Trust 4 - Irani," to be



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terminated and the assets of the separate trust for Ray R.
Irani to be returned to OPC.

     Dr. Irani and OPC hereby expressly agree that nothing in this Receipt and Acknowledgment is intended to or does impair any term or condition of the 1997 Amended Employment
Agreement including without limitation any rights of Dr. Irani or his estate or his wife defined by or pursuant to the 1997 Amended Employment Agreement.


                              R. R. Irani
                              ---------------------
						Dr. Ray R. Irani

     In consideration of the Payment to Dr. Irani, the receipt and sufficiency of which are hereby acknowledged, Ghada Irani does hereby join in, accept and consent to the foregoing provisions. Ghada Irani also hereby acknowledges that she has the right to separate legal counsel and hereby waives that right.

                              Ghada Irani
                              ---------------------
						Ghada Irani


LA972530.060/4


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